UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            October 10, 2006

Lithia Motors, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

                Registrant's telephone number including area code         541-776-6868

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        On October 10, 2006, Lithia Motors, Inc. issued a press release revising its per share earnings estimate for the third quarter 2006 and its full-year 2006 earnings guidance. The third quarter earnings results will be provided in its regular third quarter earnings release and conference call scheduled for Tuesday October 31, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 7.01     Regulation FD Disclosure

        See above Item 2.02

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	October 10, 2006	By:	/s/ Jeffrey B. DeBoer
Jeffrey B. DeBoer
Senior Vice President and Chief Financial Officer